                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 17, 2003
                       ----------------------------------
                        (Date of earliest event reported)

                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2003-4)
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               (Exact name of registrant as specified in charter)

Delaware                               333-109143                52-2207681
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
     of organization)                                        Identification No.)

300 St. Paul Place, Baltimore, Maryland                           21202
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(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number, including area code: (410) 332-3607


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              (Former name, former address and former fiscal year,
                         if changed since last report.)

Item 5. Other Events.


                     CITIFINANCIAL MORTGAGE SECURITIES INC.
                 REMIC Pass-Through Certificates, Series 2003-4


      Attached as Exhibit I are the Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Citigroup Global Markets Inc. that are required to be filed pursuant to such letter.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CITIFINANCIAL MORTGAGE SECURITIES INC.
                                          (Registrant)


                                          By:  /s/ Michael J. Tarpley
                                              ----------------------------------
                                                   Michael J. Tarpley
                                                   Assistant Secretary

Dated: November 18, 2003


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